EXHIBIT 99.6

                               LETTER WAIVER


                                                Dated as of September 29, 2000


To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lenders")
   parties to the Credit Agreement
   referred to below and to The Bank
   of Nova Scotia, as administrative
   agent (the "Agent") for the Lenders


Ladies and Gentlemen:


            We refer to the Five-Year Credit Agreement dated as of November 17, 1999 (the "Credit Agreement") among the undersigned and you.
Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.

            We hereby request that you waive, solely for the period commencing on June 19, 2000 through October 6, 2000 (the "Waiver
Termination Date"), the requirements of Section 5.03 of the Credit Agreement for the Fiscal Quarters ending on July 1, 2000 and September 30, 2000.

            We understand and agree that nothing in this Letter Waiver shall constitute a commitment by any Lender to participate in, provide, amend, modify, restate, extend or arrange any other financing in connection herewith.

            This Letter Waiver and the agreements contained herein shall become effective as of the date first above written when, and only when, on or before September 29, 2000, the Agent shall have received (a) counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Waiver, (b) the consent attached hereto executed by each of the Guarantors party to the Subsidiary Guaranty and (c) evidence that each of the credit facilities listed on Schedule I hereto have been effectively waived in a manner substantially similar to the terms of this Letter Waiver. This Letter Waiver is subject to the provisions of
Section 8.01 of the Credit Agreement.

            The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respect ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            On the Waiver Termination Date, without any further action by the Agent and Lenders, all of the terms and provisions set forth in the Loan Documents shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents as though no waiver had been granted by them hereunder.

            If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning (i) one counterpart of this waiver by fax to Michael Baker, Shearman & Sterling (telephone 212-848-4855, fax 212-848-7179) NO LATER THAN NOON ON FRIDAY SEPTEMBER 29, 2000 and (ii) two original counterparts of this Letter Waiver to Michael Baker, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

            This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.



            This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.


                                                Very truly yours,


                                                WARNACO INC.


                                                By /s/ Stanley P. Silverstein
                                                   ----------------------------
                                                   Title:


                                                THE WARNACO GROUP, INC.


                                                By /s/ Stanley P. Silverstein
                                                   ----------------------------
                                                   Title:



Agreed as of the date first above written:


CITIBANK, N.A.
__________________________________________
[Please type or print name of institution]


By /s/ Marc Merlino
  ________________________________________
  Title: Marc Merlino - Vice President



Agreed as of the date first above written:


The Bank of Nova Scotia
__________________________________________
[Please type or print name of institution]


By /s/ John Hopmans
  ________________________________________
  Title: John Hopmans
         Managing Director



Agreed as of the date first above written:


Morgan Guaranty Trust Company of New York
__________________________________________
[Please type or print name of institution]


By /s/ Kimberly L. Turner
  ________________________________________
  Title: Vice President



Agreed as of the date first above written:


Societe Generale
__________________________________________
[Please type or print name of institution]


By /s/ Jay Sands
  ________________________________________
  Title: Jay Sands
         Managing Director



Agreed as of the date first above written:


The Dai-Ichi Kangyo Bank, Ltd.
__________________________________________
[Please type or print name of institution]


By /s/ Andreas Panteli
  ________________________________________
  Title: Senior Vice President



Agreed as of the date first above written:


Fleet National Bank
__________________________________________
[Please type or print name of institution]


By /s/
  ________________________________________
  Title: Director



Agreed as of the date first above written:


The Bank of New York
__________________________________________
[Please type or print name of institution]


By /s/ Eliza Adams
  ________________________________________
  Title: Vice President




Agreed as of the date first above written:



__________________________________________
GENERAL ELECTRIC CAPITAL CORPORATION


By /s/ Peggy Erlenkotter
  ________________________________________
  Title: Duly Authorized Signatory




Agreed as of the date first above written:



__________________________________________
First Union National Bank


By /s/ Alkesh Nanavaty
  ________________________________________
  Alkesh Nanavaty, Vice President




Agreed as of the date first above written:


The Industrial Bank of Japan, Limited
__________________________________________
[Please type or print name of institution]


By /s/ J. Kenneth Biegen
  ________________________________________
  Title: J. Kenneth Biegen
         Senior Vice President



Agreed as of the date first above written:


Wachovia Bank, N.A.
__________________________________________
[Please type or print name of institution]


By /s/ M. Eugene Wood
  ________________________________________
  Title: Senior Vice President



Agreed as of the date first above written:


Merita Bank Plc
__________________________________________
[Please type or print name of institution]


By /s/ Garry Weiss
  ________________________________________
  Title: Vice President


By /s/ Karl Forsman
   ______________________________________
   Vice President



Agreed as of the date first above written:


Union Bank of California, N.A.
__________________________________________
[Please type or print name of institution]


By /s/ Albert W. Kelley
  ________________________________________
  Title: Albert W. Kelley
         Vice President



Agreed as of the date first above written:


Sanwa Bank Limited
__________________________________________
[Please type or print name of institution]


By /s/ Stephen Small
  ________________________________________
  Title: Senior Vice President and
         Area Manager





                                                   SCHEDULE I TO LETTER WAIVER

     1. Amended and Restated Credit Agreement dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Commerzbank A.G., New York branch, as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent, Swing Line Bank and Issuing Bank.

     2. Five-Year Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Societe Generale and Commerzbank A.G., as Co-Documentation Agents, Bank of America, N.A. and the Dai-Ichi Kangyo Bank, as Co-Agents and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent and Swing Line Bank.

     3. 364-Day Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A. as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and The Bank of New York, as Administrative Agent.

     4. Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, certain subsidiaries of The Warnaco Group, Inc., Societe Generale, as Documentation Agent, Citibank, N.A. as Syndication Agent and The Bank of Nova Scotia, as Administrative Agent.

     5. Credit Agreement, dated July 9, 1996, among Warnaco Inc., The Warnaco Group, Inc., certain subsidiaries of Warnaco Inc., the Lenders named therein, and Societe Generale, as Arranging Bank, Overdraft Bank and Managing and Administrative Agent, as amended.

     6. Revolving Credit and Guarantee Agreement, dated August 14, 1996 among Warnaco Inc., certain of its subsidiaries, the Lenders named therein, and Societe Generale, as Managing and Administrative Agent, as amended.

     7. Amended and Restated Credit Agreement, dated as of September 24, 1996, between Warnaco of Canada Limited and The Bank of Nova Scotia, as amended.

     8. Line of Credit Agreement, dated October 31, 1996, among
Lintex-Warnaco S.A., the guarantors named therein and Societe Generale Bank and Trust, as amended.

     9. Line of Credit Agreement, dated as of October 31, 1996, between Warnaco Intimo and Societe Generale, as amended.

     10. Letter of Credit Agreement, dated as of July 21, 2000, between The Warnaco Group, Inc., Warnaco Inc., certain of its subsidiaries and The Bank of Nova Scotia, as amended.



                                  CONSENT


                                                 Dated as of September 29, 2000


            The undersigned, each as Guarantor under the Subsidiary Guaranty dated November 17, 1999 (the "Subsidiary Guaranty") in favor of the Lender Parties parties to the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Waiver, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.


                                          GREGORY STREET, INC.


                                          By /s/ Carl J. Deddens
                                             ----------------------------
                                             Title:



                                          WARNACO INTERNATIONAL INC.



                                          By /s/ Stanley P. Silverstein
                                             ----------------------------
                                             Title:


                                          CALVIN KLEIN JEANSWEAR
                                          COMPANY


                                          By /s/ Stanley P. Silverstein
                                             ----------------------------
                                             Title:



                                          CKJ HOLDINGS INC.


                                          By /s/ Stanley P. Silverstein
                                             ----------------------------
                                             Title:



                                          DESIGNER HOLDINGS LTD.


                                          By /s/ Stanley P. Silverstein
                                             ----------------------------
                                             Title:



                                          JEANSWEAR HOLDINGS INC.


                                          By /s/ Stanley P. Silverstein
                                             ----------------------------
                                             Title:



                                          MYRTLE AVENUE INC.


                                          By /s/ Stanley P. Silverstein
                                             ----------------------------
                                             Title:



                                          OUTLET STORES INC.


                                          By /s/ Stanley P. Silverstein
                                             ----------------------------
                                             Title:



                                          WARNACO U.S. INC.


                                          By /s/ Stanley P. Silverstein
                                             ----------------------------
                                             Title: